Mortgage Lenders Network Home Equity Loan Trust 1998-2

                  Approximate Class Size

                  $93,325,000 6.605% Class A-1 Fixed Rate Notes
                  $60,000,000 6.585% Class A-2 Fixed Rate Notes

                  Preliminary Marketing Materials

The information herein has been provided solely by PSI based on information with respect to the home equity loans provided by Mortgage Lenders Network USA, Inc. ("Mortgage Lenders"). Neither Mortgage Lenders nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

      Mortgage Lenders Network Home Equity Loan Trust 1998-2
      Preliminary Marketing Memo

Title of Securities:    Mortgage Lenders Network Fixed Rate Asset Backed Notes,
                        Series 1998-2.
                        $93,325,000 6.605% Class A-1 Fixed Rate Notes
                        $60,000,000 6.585% Class A-2 Fixed Rate Notes

Seller:                 Mortgage Lenders Network USA, Inc.

Servicer:               Mortgage Lenders Network USA, Inc.

Depositor:              Prudential Securities Secured Financing Corporation

Indenture Trustee:      Norwest Bank Minnesota

Owner Trustee:          Wilmington Trust Company

Note Insurer: MBIA Insurance Corporation ("MBIA"). MBIAs claims-paying ability is rated "AAA" by Standard & Poors and "Aaa" by Moodys.

Note Insurance
Policy: The insurance policy of MBIA guarantees the timely payment of interest and the ultimate payment of principal for the Notes.

                        Credit Enhancement

                        1.  Excess Cash
                        2.  Over-Collateralization
                        3.  Insurance Policy

                        The Notes will NOT be cross-collateralized. Funds from one Group will NOT be available to the other Group for any purpose.

Servicing Fee:          50 bps

Trustee Fee:            2 bps

ERISA Considerations:   The Notes may be purchased with assets of ERISA
                        accounts. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the Plans acquisition and ownership of the Notes.

SMMEA: The Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Form of Notes and       Book-Entry Form, delivered through the facilities of
Certificates:           DTC, Cedel, and Euroclear against payment
                        in immediately available funds.

Pricing Date:           [June 4, 1998].

Settlement Date:        [June 17, 1998].

Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day beginning July 27th.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

         Mortgage Lenders Network Home Equity Loan Trust 1998-2
         Preliminary Marketing Memo

Over-Collateralization: The credit enhancement provisions are intended to provide for the limited acceleration of each Class of Notes relative to the amortization of the related collateral. Accelerated amortization is achieved by applying excess cash collected on the related collateral to the payment of principal of the respective Notes, resulting in the build up of overcollateralization (O/C). By paying down the principal balance of the respective Notes faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the Note is created. Excess cash will be directed to build the O/C amount for each Class until the pool reaches its required respective O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Cashflow priority:      The Indenture Trustee will make the following
                        disbursements and transfers with respect to each Class of Notes out of the related Group's Available Funds in the following order of priority:

                              First: To the Note Insurer, unreimbursed insured
                                     payments (subject to the payment of related
                                     Note Interest to the Noteholders and any O/C deficit);
                             Second: To the Noteholders, Note Interest;
                              Third: To the Noteholders, Monthly Principal;
                             Fourth: To the Noteholders, the amount necessary to
                                     maintain required levels of O/C (subject to the availability of excess cash); and
                              Fifth: Any remaining funds to the holders of the
                                     Residual Interest.

Available Funds:       With respect to each Mortgage Loan Group and any Payment
                       Date, the sum of:
                           (i) all scheduled and unscheduled payments of principal and interest and recoveries with respect to the Mortgage Loans in such Group and due during the related due period, including principal prepayments;
                          (ii)  the amount of any monthly advances and
                                compensating interest made by the Servicer with respect to the related Mortgage Loan Group; and
                         (iii) the amounts deposited in the Note Account with respect to the repurchase, release, removal or substitution of Mortgage Loans in such Group or in connection with the redemption of the related Notes;
                 minus the sum of:
                          (iv) amounts received with respect to payments due on or prior to the Cut-Off Date with respect to the related Mortgage Loan Group;
                           (v) Servicing Fee, Indenture Trustee Fee and Note Insurer Premium;
                          (vi) Payments Ahead with respect to the related Mortgage Loan Group; and
                         (vii) reimbursements for certain monthly advances and servicing advances made with respect to the related Mortgage Loan Group.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

      Mortgage Lenders Network Home Equity Loan Trust 1998-2
      Preliminary Marketing Memo

Optional Redemption:    The Notes may be redeemed, in full but not in part, at
                        the option of the Servicer, or if not exercised, at the option of the Note Insurer on or after the first Payment
                        Date on which the Aggregate Principal Balance of the Mortgage Loans has declined to 10% or less of the Original Pool Balance.

Coupon Step-up:         If the 10% Clean-up Call is not exercised, the coupon on
                        the both A-1 and A-2 Notes will step up by [50] bps.

Termination of
Mortgage Pool:          After the Aggregate Principal Balance of the Mortgage
                        Loans of both Groups is less than 20% of the Original
                        Pool Balance, the Indenture Trustee is required to solicit competitive bids for the purchase of the Mortgage Loans for fair market value. If satisfactory bids are received, the proceeds shall be used to redeem the related Notes in full. If the sale is not consummated, the Indenture Trustee will solicit bids on a quarterly basis.

Interest Accrual:       Interest on the Notes will be calculated on the basis of
                        a 360 day year consisting of twelve 30 day months.

                        Interest will accrue during the calendar month immediately preceding the month which the Payment Date occurs.

Note Interest: An amount equal to interest accrued during the related interest period at the related Note Interest Rate on the related Note Balance as of the preceding Payment Date.

Monthly Principal:      With respect to a Mortgage Loan Group and for each Class
                        of Notes, an amount equal to the sum of (i) aggregate
                        scheduled and unscheduled principal payments received in
                        respect to the related due date, including Principal
                        Prepayments and (ii) amounts allocable to principal
                        deposited in the Note Account in connection with a
                        repurchase, release, removal or substitution of any
                        Mortgage Loan, minus (iii) the amount of any
                        Overcollateralization Surplus with respect to such
                        Payment Date.
--------------------------------------------------------------------------------

                        Class A-1               Class A-2

Amount:                  [93,325,000]           [60,000,000]

Coupon:                  [6.605]                [6.585]

Approximate Price:       [100-00]               [100-00]

Spread:                  [90]                   [88]

Avg. Life (at 25% HEP):  [3.3]                  [3.4]
(to maturity)

Avg. Life (at 25% HEP):  [3.1]                  [3.2]
(to 10% Call)

Interest rate basis:     [30/360]               [30/360]

Expected maturity:       [05/25/13]             [05/25/13]
(to maturity)

Expected maturity:       [04/25/06]             [04/25/06]
(to 10% Call)

Stated Maturity:         [07/25/29]             [07/25/29]

Rating (Moodys/S&P):     [Aaa/AAA]              [Aaa/AAA]

For more information contact our desk (778-2741), Mary Alice Kohs (778-1492), Mike Mattera (778-4459), Katya Sverdlov (778-8038), Januar Laude (778-7176), Mike Corrdry (778-2840) or James Chuchman (778-4540).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  MLEND GROUP1
     -  Cut Off Date of Tape is  06/02/98
     -  FIXED RATE COLLATERAL
     -  $93,325,934.77
     -  Home Equity Loans Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,796

Aggregate Unpaid Principal Balance:                $93,325,934.77
Aggregate Original Principal Balance:              $93,513,834.34

Weighted Average Gross Coupon:                            10.168%
Gross Coupon Range:                             7.050% -  18.250%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $51,963.22
Average Original Principal Balance:                    $52,067.84

Maximum Unpaid Principal Balance:                     $411,856.26
Minimum Unpaid Principal Balance:                      $10,334.68

Maximum Original Principal Balance:                   $412,000.00
Minimum Original Principal Balance:                    $10,400.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     219.257
Stated Rem Term Range:                          58.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            1.066
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           220.323
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             68.203
Original LTV Range:                             9.440% -  99.670%

Weighted Average Combined LTV:                             77.602
Combined LTV Range:                            14.660% - 125.130%

Weighted Average Debt to Income Ratio:                     36.525
Debt to Income Ratio Range:                     3.110% -  95.160%
--------------------------------------------------------------------------------
                                ZIP              STATE          % of Pool
Max Zip concentration:          37303              TN           0.638

Earliest Maturity date:         03/09/03

Latest Maturity date:           06/01/28

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
         Gross Mortgage            Number of        Unpaid           Aggregate
         Interest Rate             Mortgage        Principal         Principal
             Range                   Loans          Balance           Balance

 7.00% < Gross Coupon <=  7.50%         25        1,784,634.96          1.91
 7.50% < Gross Coupon <=  7.75%         29        1,555,514.53          1.67
 7.75% < Gross Coupon <=  8.00%         39        2,209,300.22          2.37
 8.00% < Gross Coupon <=  8.25%         77        4,679,025.75          5.01
 8.25% < Gross Coupon <=  8.50%        123        6,324,552.53          6.78
 8.50% < Gross Coupon <=  8.75%         92        4,920,293.28          5.27
 8.75% < Gross Coupon <=  9.00%        119        6,712,187.71          7.19
 9.00% < Gross Coupon <=  9.25%         74        4,040,389.05          4.33
 9.25% < Gross Coupon <=  9.50%         95        5,321,229.55          5.70
 9.50% < Gross Coupon <=  9.75%        106        5,973,081.54          6.40
 9.75% < Gross Coupon <= 10.00%        136        8,202,037.11          8.79
10.00% < Gross Coupon <= 10.25%         87        4,577,087.89          4.90
10.25% < Gross Coupon <= 10.50%        112        5,747,276.84          6.16
10.50% < Gross Coupon <= 10.75%        119        6,331,707.97          6.78
10.75% < Gross Coupon <= 11.00%         92        4,958,764.79          5.31
11.00% < Gross Coupon <= 11.25%         50        2,850,274.11          3.05
11.25% < Gross Coupon <= 11.50%         50        2,171,200.41          2.33
11.50% < Gross Coupon <= 11.75%         49        2,542,741.18          2.72
11.75% < Gross Coupon <= 12.00%         26        1,286,299.51          1.38
12.00% < Gross Coupon <= 12.25%         33        1,681,025.08          1.80
12.25% < Gross Coupon <= 12.50%         13          591,042.56          0.63
12.50% < Gross Coupon <= 12.75%         16          559,866.17          0.60
12.75% < Gross Coupon <= 13.00%          9          355,731.39          0.38
13.00% < Gross Coupon <= 13.25%         14          428,968.09          0.46
13.25% < Gross Coupon <= 13.50%         17          737,227.82          0.79
13.50% < Gross Coupon <= 13.75%          9          369,480.59          0.40
13.75% < Gross Coupon <= 14.00%         27        1,126,432.57          1.21
14.00% < Gross Coupon <= 14.25%          5          140,500.52          0.15
14.25% < Gross Coupon <= 14.50%         18          736,298.38          0.79
14.50% < Gross Coupon <= 14.75%          8          269,255.47          0.29
14.75% < Gross Coupon <= 15.00%         13          488,754.61          0.52
15.00% < Gross Coupon <= 15.25%         46        1,502,540.64          1.61
15.25% < Gross Coupon <= 15.50%          7          238,431.12          0.26
15.50% < Gross Coupon <= 15.75%         13          453,742.81          0.49
15.75% < Gross Coupon <= 16.00%          5          184,713.31          0.20
16.00% < Gross Coupon <= 16.25%         28          820,393.75          0.88
16.25% < Gross Coupon <= 16.50%          3           88,053.69          0.09
16.50% < Gross Coupon <= 16.75%          2           68,123.22          0.07
17.00% < Gross Coupon <= 17.25%          3          120,465.57          0.13
17.25% < Gross Coupon <= 17.50%          3           58,022.40          0.06
17.50% < Gross Coupon <= 18.00%          3           92,788.39          0.10
18.00% < Gross Coupon <= 18.50%          1           26,477.69          0.03
-------------------------------------------------------------------------------
Total..........                      1,796      $93,325,934.77        100.00%
===============================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                                  ORIGINAL TERM

                                                                Percentage of
                                                    Aggregate   Cut-Off Date
                                  Number of          Unpaid       Aggregate
                                  Mortgage          Principal     Principal
      Original Term                 Loans            Balance       Balance

 48 < Orig. Term <=  60                 8           200,899.82       0.22%
 72 < Orig. Term <=  84                 2            47,690.92       0.05%
108 < Orig. Term <= 120                64         2,278,314.35       2.44%
120 < Orig. Term <= 132                 1            52,244.43       0.06%
132 < Orig. Term <= 144                 4           203,866.52       0.22%
144 < Orig. Term <= 156                 1            73,217.29       0.08%
168 < Orig. Term <= 180             1,023        53,828,257.07      57.68%
228 < Orig. Term <= 240               421        19,854,086.93      21.27%
288 < Orig. Term <= 300                74         4,546,801.67       4.87%
348 < Orig. Term <= 360               198        12,240,555.77      13.12%
-----------------------------------------------------------------------------
Total............                   1,796        93,325,934.77     100.00%
=============================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                        Percentage of
                                          Aggregate      Cut-Off Date
                         Number of         Unpaid          Aggregate
                         Mortgage         Principal        Principal
      Remaining Term       Loans           Balance          Balance

 48 < Rem Term <=  60          8         200,899.82           0.22%
 72 < Rem Term <=  84          2          47,690.92           0.05%
108 < Rem Term <= 120         64       2,278,314.35           2.44%
120 < Rem Term <= 132          1          52,244.43           0.06%
132 < Rem Term <= 144          4         203,866.52           0.22%
144 < Rem Term <= 156          1          73,217.29           0.08%
156 < Rem Term <= 168          1          44,892.70           0.05%
168 < Rem Term <= 180      1,022      53,783,364.37          57.63%
228 < Rem Term <= 240        421      19,854,086.93          21.27%
288 < Rem Term <= 300         74       4,546,801.67           4.87%
348 < Rem Term <= 360        198      12,240,555.77          13.12%
-------------------------------------------------------------------
Total............          1,796      93,325,934.77         100.00%
===================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                          COMBINED LOAN-TO-VALUE RATIOS

                                                          Percentage of
                                              Aggregate    Cut-Off Date
          Combined           Number of         Unpaid        Aggregate
        Loan-To-Value        Mortgage         Principal      Principal
            Ratio              Loans           Balance        Balance

 10.000 <Comb LTV<=  15.000        1            29,687.99       0.03
 15.000 <Comb LTV<=  20.000        4            89,638.37       0.10
 20.000 <Comb LTV<=  25.000        7           296,332.40       0.32
 25.000 <Comb LTV<=  30.000        5           158,256.94       0.17
 30.000 <Comb LTV<=  35.000       16           572,028.40       0.61
 35.000 <Comb LTV<=  40.000       23           900,522.55       0.96
 40.000 <Comb LTV<=  45.000       26           905,242.44       0.97
 45.000 <Comb LTV<=  50.000       31         1,137,691.73       1.22
 50.000 <Comb LTV<=  55.000       26         1,164,238.90       1.25
 55.000 <Comb LTV<=  60.000       73         3,490,132.90       3.74
 60.000 <Comb LTV<=  65.000      111         5,779,056.39       6.19
 65.000 <Comb LTV<=  70.000      183         9,737,656.79      10.43
 70.000 <Comb LTV<=  75.000      259        14,216,994.79      15.23
 75.000 <Comb LTV<=  80.000      563        32,169,888.51      34.47
 80.000 <Comb LTV<=  85.000      197        11,841,263.89      12.69
 85.000 <Comb LTV<=  90.000       53         3,530,199.18       3.78
 90.000 <Comb LTV<=  95.000        2            82,827.22       0.09
 95.000 <Comb LTV<= 100.000       34           925,623.41       0.99
100.000 <Comb LTV<= 105.000       15           445,614.55       0.48
105.000 <Comb LTV<= 110.000       22           759,513.62       0.81
110.000 <Comb LTV<= 115.000       31           998,259.27       1.07
115.000 <Comb LTV<= 120.000       31         1,157,162.04       1.24
120.000 <Comb LTV<= 125.000       81         2,840,126.91       3.04
125.000 <Comb LTV<= 130.000        2            97,975.58       0.10
--------------------------------------------------------------------------
Total....................      1,796      $ 93,325,934.77     100.00%
==========================================================================

                                 AGE OF LOAN

                                                         Percentage of
                                         Aggregate       Cut-Off Date
                         Number of        Unpaid           Aggregate
                         Mortgage        Principal         Principal
           Age             Loans          Balance           Balance

      Age  =   0             597      32,049,651.43          34.34%
  0 < Age <=  12           1,198      61,231,390.64          65.61%
 12 < Age <=  24               1          44,892.70           0.05%
-------------------------------------------------------------------
Total............          1,796      93,325,934.77         100.00%
===================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                 Aggregate     Cut-Off Date
            Original             Number of        Unpaid         Aggregate
          Mortgage Loan          Mortgage        Principal       Principal
        Principal Balance          Loans          Balance         Balance

             Balance <=    25,000    176         3,481,269          3.73
    25,000 < Balance <=    50,000    786        30,175,630         32.33
    50,000 < Balance <=    75,000    669        40,895,599         43.82
    75,000 < Balance <=   100,000    131        10,361,139         11.10
   100,000 < Balance <=   150,000      6           744,095          0.80
   150,000 < Balance <=   191,250      1           162,400          0.17
   200,000 < Balance <=   250,000     11         2,602,747          2.79
   250,000 < Balance <=   300,000      9         2,448,057          2.62
   300,000 < Balance <=   350,000      4         1,277,134          1.37
   350,000 < Balance <=   400,000      1           364,773          0.39
   400,000 < Balance <=   450,000      2           813,092          0.87
--------------------------------------------------------------------------
Total....................           1796      $ 93,325,935        100.00%
==========================================================================

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
          Current                Number of       Unpaid          Aggregate
       Mortgage Loan             Mortgage       Principal        Principal
     Principal Balance             Loans         Balance          Balance

          Balance <=  25,000         177         3,506,178.82       3.76
 25,000 < Balance <=  50,000         787        30,243,859.52      32.41
 50,000 < Balance <=  75,000         668        40,877,215.88      43.80
 75,000 < Balance <= 100,000         130        10,286,382.70      11.02
100,000 < Balance <= 150,000           6           744,094.78       0.80
150,000 < Balance <= 191,250           1           162,400.00       0.17
200,000 < Balance <= 250,000          12         2,851,889.19       3.06
250,000 < Balance <= 300,000           8         2,198,914.76       2.36
300,000 < Balance <= 350,000           4         1,277,134.15       1.37
350,000 < Balance <= 400,000           1           364,773.19       0.39
400,000 < Balance <= 450,000           2           813,091.78       0.87
--------------------------------------------------------------------------
Total....................          1,796      $ 93,325,934.77     100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percentage of
                                            Aggregate      Cut-Off Date
                     Number of               Unpaid          Aggregate
                     Mortgage               Principal        Principal
     State             Loans                 Balance          Balance

Alabama                    5                 205,492.59         0.22
Arizona                   44               2,704,111.94         2.90
California                 1                  31,931.89         0.03
Colorado                  17                 941,413.24         1.01
Connecticut               18               1,832,051.89         1.96
Dist of Col                3                 157,268.02         0.17
Delaware                   9                 500,365.37         0.54
Florida                   44               2,184,464.61         2.34
Georgia                  100               5,082,177.74         5.45
Iowa                      11                 405,270.68         0.43
Idaho                      1                  34,130.91         0.04
Illinois                 162               8,559,323.12         9.17
Indiana                   62               2,824,729.35         3.03
Kansas                     6                 285,601.12         0.31
Kentucky                 109               5,094,425.18         5.46
Louisiana                  7                 288,841.76         0.31
Massachsetts              52               2,826,231.43         3.03
Maryland                 102               5,722,592.97         6.13
Maine                      2                 117,752.51         0.13
Michigan                  33               1,493,804.92         1.60
Minnesota                  4                 111,069.11         0.12
Missouri                  94               4,154,917.41         4.45
Mississippi                4                 170,018.20         0.18
North Carolina            97               5,367,997.81         5.75
New Hampshire              3                 163,384.85         0.18
New Jersey                13                 873,233.11         0.94
New Mexico                42               1,955,712.73         2.10
Nevada                     1                  29,870.52         0.03
New York                  47               3,362,648.30         3.60
Ohio                     237              12,068,399.89        12.93
Pennsylvania              82               3,732,753.68         4.00
Rhode Island              16                 746,134.03         0.80
South Carolina           165               7,709,291.01         8.26
Tennessee                132               7,835,255.54         8.40
Texas                      2                 139,687.45         0.15
Utah                       1                  65,365.54         0.07
Virginia                  39               2,053,019.99         2.20
Vermont                    2                  89,846.23         0.10
Washington                 2                 123,229.40         0.13
Wisconsin                 23               1,191,344.20         1.28
West Virgina               2                  90,774.53         0.10
--------------------------------------------------------------------------
Total...............   1,796             $93,325,934.77       100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE

                                                             Percentage of
                                              Aggregate      Cut-Off Date
                             Number of         Unpaid          Aggregate
                             Mortgage         Principal        Principal
                               Loans           Balance          Balance

Purchase                         119         6,654,525.67         7.13
Refinance/No ETO                  12           548,872.90         0.59
Refinance/ETO                   1618        84,188,630.54        90.21
Refi/Prop. Impr.                  47         1,933,905.66         2.07
----------------------------------------------------------------------------
Total..................        1,796       $93,325,934.77       100.00%
============================================================================

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                Percentage of
                                                  Aggregate      Cut-Off Date
                                  Number of        Unpaid          Aggregate
                                  Mortgage        Principal        Principal
                                    Loans          Balance          Balance

Full Documentation                   1518       76,212,037.23        81.66
Stated Documentation                  141        7,521,040.16         8.06
Limited Documentation                 137        9,592,857.38        10.28
-----------------------------------------------------------------------------
Total..................              1796      $93,325,934.77       100.00%
=============================================================================

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                             Number of         Unpaid        Aggregate
                             Mortgage         Principal      Principal
                               Loans           Balance        Balance

Single-family                   1593        82,206,692.17      88.09
Manufactured Housing              59         3,093,779.81       3.32
PUD                               11         1,019,290.03       1.09
Condominiums                      23         1,234,912.35       1.32
2-4 Family                       110         5,771,260.41       6.18
--------------------------------------------------------------------------
Total...............           1,796       $93,325,934.77     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Owner Occ.                     1,592      83,707,737.24        89.69
Investor                         201       9,492,502.80        10.17
Non Owner Occ.                     3         125,694.73         0.13
--------------------------------------------------------------------------
Total..................        1,796     $93,325,934.77       100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                                  LIEN SUMMARY

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                         Number of         Unpaid            Aggregate
                         Mortgage         Principal          Principal
                           Loans           Balance            Balance

1                           1414        79,382,892.41          85.06
2                            382        13,943,042.36          14.94
--------------------------------------------------------------------------
Total...............       1,796       $93,325,934.77         100.00%
==========================================================================

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                            Aggregate       Cut-Off Date
                             Number of       Unpaid           Aggregate
                             Mortgage       Principal         Principal
    AMORTIZATION               Loans         Balance           Balance

Fully Amortizing                1216       57,844,797.09         61.98
Partially Amortizing             580       35,481,137.68         38.02
-------------------------------------------------------------------------
Total..................         1796      $93,325,934.77        100.00%
=========================================================================

                                  CREDIT GRADE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A+                       861           43,636,502.05           46.76
A                        184           10,999,702.98           11.79
B+                       169            8,948,922.61            9.59
B                        180            9,796,543.97           10.50
C                        285           13,895,327.68           14.89
C-                        82            4,153,234.26            4.45
D                         35            1,895,701.22            2.03
--------------------------------------------------------------------------
Total...............   1,796         $ 93,325,934.77          100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  MLEND GROUP2
     -  Cut Off Date of Tape is  06/02/98
     -  FIXED RATE COLLATERAL
     -  $60,000,122.17
     -  Home Equity Loans Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     512

Aggregate Unpaid Principal Balance:                $60,000,122.17
Aggregate Original Principal Balance:              $60,065,083.00

Weighted Average Gross Coupon:                             9.487%
Gross Coupon Range:                             6.750% -  13.625%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $117,187.74
Average Original Principal Balance:                   $117,314.62

Maximum Unpaid Principal Balance:                     $225,000.00
Minimum Unpaid Principal Balance:                      $54,900.00

Maximum Original Principal Balance:                   $225,000.00
Minimum Original Principal Balance:                    $54,900.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     244.745
Stated Rem Term Range:                         119.000 -  360.000

Weighted Average Age (Original Term - Rem Term):            0.977
Age Range:                                       0.000 -    8.000

Weighted Average Original Term:                           245.722
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             77.805
Original LTV Range:                            39.060% -  90.000%

Weighted Average Debt to Income Ratio:                     38.363
Debt to Income Ratio Range:                     0.870% -  54.880%
--------------------------------------------------------------------------------
                                ZIP         State      %of Pool
Max Zip concentration:         21122         MD          1.347

Earliest Maturity date:      03/30/08

Latest Maturity date:        06/01/28

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                   Aggregate       Cut-Off Date
         Gross Mortgage            Number of        Unpaid           Aggregate
         Interest Rate             Mortgage        Principal         Principal
             Range                   Loans          Balance           Balance

 6.50% < Gross Coupon <=  7.00%          2          200,520.79          0.33
 7.00% < Gross Coupon <=  7.50%          7          699,792.82          1.17
 7.50% < Gross Coupon <=  7.75%         14        1,558,868.05          2.60
 7.75% < Gross Coupon <=  8.00%         21        2,314,885.40          3.86
 8.00% < Gross Coupon <=  8.25%         17        1,987,583.31          3.31
 8.25% < Gross Coupon <=  8.50%         63        7,223,040.63         12.04
 8.50% < Gross Coupon <=  8.75%         46        5,410,701.88          9.02
 8.75% < Gross Coupon <=  9.00%         54        6,475,104.03         10.79
 9.00% < Gross Coupon <=  9.25%         42        4,552,601.76          7.59
 9.25% < Gross Coupon <=  9.50%         24        2,805,602.78          4.68
 9.50% < Gross Coupon <=  9.75%         33        3,591,008.53          5.99
 9.75% < Gross Coupon <= 10.00%         46        5,872,125.60          9.79
10.00% < Gross Coupon <= 10.25%         21        2,537,493.46          4.23
10.25% < Gross Coupon <= 10.50%         24        2,969,239.83          4.95
10.50% < Gross Coupon <= 10.75%         29        3,635,874.07          6.06
10.75% < Gross Coupon <= 11.00%         20        2,494,949.49          4.16
11.00% < Gross Coupon <= 11.25%         12        1,335,668.43          2.23
11.25% < Gross Coupon <= 11.50%         11        1,213,755.15          2.02
11.50% < Gross Coupon <= 11.75%          8          907,359.46          1.51
11.75% < Gross Coupon <= 12.00%          3          437,027.98          0.73
12.00% < Gross Coupon <= 12.25%          4          465,065.39          0.78
12.25% < Gross Coupon <= 12.50%          4          434,257.64          0.72
12.50% < Gross Coupon <= 12.75%          3          421,447.40          0.70
12.75% < Gross Coupon <= 13.00%          2          190,412.46          0.32
13.00% < Gross Coupon <= 13.25%          1           84,500.00          0.14
13.50% < Gross Coupon <= 13.75%          1          181,235.83          0.30
--------------------------------------------------------------------------------
Total..........                        512      $60,000,122.17        100.00%
================================================================================

                                 ORIGINAL TERM

                                                                  Percentage of
                                                   Aggregate      Cut-Off Date
                                  Number of         Unpaid          Aggregate
                                  Mortgage         Principal        Principal
      Original Term                 Loans           Balance          Balance

108 < Orig. Term <= 120                 1            98,102.83         0.16%
168 < Orig. Term <= 180               263        31,356,426.28        52.26%
228 < Orig. Term <= 240                71         7,909,555.73        13.18%
288 < Orig. Term <= 300                35         3,997,812.04         6.66%
348 < Orig. Term <= 360               142        16,638,225.29        27.73%
--------------------------------------------------------------------------------
Total............                     512        60,000,122.17        100.00%
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                       REMAINING MONTHS TO STATED MATURITY

                                                             Percentage of
                                            Aggregate        Cut-Off Date
                             Number of       Unpaid            Aggregate
                             Mortgage       Principal          Principal
      Remaining Term           Loans         Balance            Balance

108 < Rem Term <= 120              1            98,102.83         0.16%
168 < Rem Term <= 180            263        31,356,426.28        52.26%
228 < Rem Term <= 240             71         7,909,555.73        13.18%
288 < Rem Term <= 300             35         3,997,812.04         6.66%
348 < Rem Term <= 360            142        16,638,225.29        27.73%
-----------------------------------------------------------------------
Total............                512        60,000,122.17       100.00%
=======================================================================

                        COMBINED LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                               Aggregate   Cut-Off Date
          Combined           Number of          Unpaid       Aggregate
        Loan-To-Value        Mortgage          Principal     Principal
            Ratio              Loans            Balance       Balance

 35.000 <Comb LTV<=  40.000        1            87,374.82       0.15
 40.000 <Comb LTV<=  45.000        1            90,446.28       0.15
 45.000 <Comb LTV<=  50.000        5           547,683.32       0.91
 50.000 <Comb LTV<=  55.000       10         1,162,586.52       1.94
 55.000 <Comb LTV<=  60.000        9           955,146.17       1.59
 60.000 <Comb LTV<=  65.000       18         1,971,067.04       3.29
 65.000 <Comb LTV<=  70.000       46         5,584,571.13       9.31
 70.000 <Comb LTV<=  75.000       71         8,318,938.59      13.86
 75.000 <Comb LTV<=  80.000      225        25,839,451.02      43.07
 80.000 <Comb LTV<=  85.000       94        11,648,483.11      19.41
 85.000 <Comb LTV<=  90.000       32         3,794,374.17       6.32
--------------------------------------------------------------------------
Total....................        512      $ 60,000,122.17     100.00%
==========================================================================

                                 AGE OF LOAN

                                                        Percentage of
                                         Aggregate       Cut-Off Date
                         Number of        Unpaid           Aggregate
                         Mortgage        Principal         Principal
           Age             Loans          Balance           Balance

      Age  =   0             168      19,696,772.40          32.83%
  0 < Age <=  12             344      40,303,349.77          67.17%
-------------------------------------------------------------------
Total............            512      60,000,122.17         100.00%
===================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                 Percentage of
                                                   Aggregate     Cut-Off Date
          Original               Number of          Unpaid         Aggregate
        Mortgage Loan            Mortgage          Principal       Principal
      Principal Balance            Loans            Balance         Balance

  50,000 < Balance <=    75,000        2             109,933          0.18
  75,000 < Balance <=   100,000      190          17,255,297         28.76
 100,000 < Balance <=   150,000      247          29,646,963         49.41
 150,000 < Balance <=   191,250       56           9,471,812         15.79
 191,250 < Balance <=   200,000        6           1,177,519          1.96
 200,000 < Balance <=   250,000       11           2,338,598          3.90
----------------------------------------------------------------------------
Total....................            512        $ 60,000,122        100.00%
============================================================================

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

    50,000 < Balance <=    75,000      2           109,933.28       0.18
    75,000 < Balance <=   100,000    190        17,255,297.05      28.76
   100,000 < Balance <=   150,000    247        29,646,962.84      49.41
   150,000 < Balance <=   191,250     56         9,471,811.93      15.79
   191,250 < Balance <=   200,000      6         1,177,518.98       1.96
   200,000 < Balance <=   250,000     11         2,338,598.09       3.90
--------------------------------------------------------------------------
Total....................            512      $ 60,000,122.17     100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                             Aggregate      Cut-Off Date
                     Number of                Unpaid         Aggregate
                     Mortgage                Principal       Principal
     State             Loans                  Balance         Balance

Arizona                   12               1,526,924.97         2.54
California                 1                 118,832.07         0.20
Colorado                   9               1,257,177.82         2.10
Connecticut               16               2,365,422.97         3.94
Dist of Col                2                 205,804.48         0.34
Delaware                   6                 798,553.11         1.33
Florida                    8                 788,009.09         1.31
Georgia                   12               1,334,819.77         2.22
Iowa                       3                 353,245.09         0.59
Illinois                  52               6,127,629.99        10.21
Indiana                    3                 264,014.90         0.44
Kansas                     1                 117,816.48         0.20
Kentucky                  21               2,315,521.24         3.86
Massachsetts              49               6,168,323.19        10.28
Maryland                  61               7,051,492.35        11.75
Michigan                   6                 602,078.97         1.00
Minnesota                  1                  91,200.00         0.15
Missouri                  11               1,204,359.67         2.01
Mississippi                2                 211,427.38         0.35
North Carolina            24               2,709,359.79         4.52
New Hampshire              6                 706,094.06         1.18
New Jersey                14               1,862,558.42         3.10
New Mexico                 8                 969,012.12         1.62
New York                   7                 687,087.73         1.15
Ohio                      55               6,524,536.20        10.87
Pennsylvania              26               2,733,746.94         4.56
Rhode Island               5                 701,781.94         1.17
South Carolina            21               2,188,125.93         3.65
Tennessee                 35               3,950,470.86         6.58
Utah                       2                 192,357.69         0.32
Virginia                  29               3,407,801.68         5.68
Washington                 1                 157,460.14         0.26
Wisconsin                  3                 307,075.13         0.51
--------------------------------------------------------------------------
Total...............     512             $60,000,122.17       100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           LOAN SUMMARY STRATIFIED BY
                                  LOAN PURPOSE

                                                             Percentage of
                                              Aggregate      Cut-Off Date
                             Number of         Unpaid          Aggregate
                             Mortgage         Principal        Principal
                               Loans           Balance          Balance

Purchase                          31         3,894,892.65         6.49
Refinance/No ETO                   7           735,182.12         1.23
Refinance/ETO                    466        54,461,286.04        90.77
Refi/Prop. Impr.                   8           908,761.36         1.51
----------------------------------------------------------------------------
Total..................          512       $60,000,122.17       100.00%
============================================================================

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL

                                                                 Percentage of
                                                Aggregate        Cut-Off Date
                              Number of          Unpaid            Aggregate
                              Mortgage          Principal          Principal
                                Loans            Balance            Balance

Full Documentation                393         45,383,918.93          75.64
Stated Documentation               46          5,745,206.86           9.58
Limited Documentation              73          8,870,996.38          14.78
-----------------------------------------------------------------------------
Total..................           512        $60,000,122.17         100.00%
=============================================================================

                              MORTGAGED PROPERTIES

                                                               Percentage of
                                              Aggregate        Cut-Off Date
                             Number of         Unpaid            Aggregate
                             Mortgage         Principal          Principal
                               Loans           Balance            Balance

Single-family                    469        54,942,223.68          91.57
Manufactured Housing               6           555,017.94           0.93
PUD                                5           628,573.80           1.05
Condominiums                       7           704,374.44           1.17
2-4 Family                        25         3,169,932.31           5.28
------------------------------------------------------------------------------
Total...............             512       $60,000,122.17         100.00%
==============================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                                 Percentage of
                                                Aggregate        Cut-Off Date
                             Number of           Unpaid            Aggregate
                             Mortgage           Principal          Principal
                               Loans             Balance            Balance

Owner Occ.                       490          57,280,432.08          95.47
Investor                          22           2,719,690.09           4.53
--------------------------------------------------------------------------------
Total..................          512         $60,000,122.17         100.00%
================================================================================

                                  LIEN SUMMARY

                                                              Percentage of
                                              Aggregate        Cut-Off Date
                             Number of         Unpaid            Aggregate
                             Mortgage         Principal          Principal
                               Loans           Balance            Balance

1                                512          60,000,122.17       100.00
------------------------------------------------------------------------------
Total...............             512         $60,000,122.17       100.00%
==============================================================================

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                                Percentage of
                                                Aggregate        Cut-Off Date
                                Number of        Unpaid            Aggregate
                                Mortgage        Principal          Principal
    AMORTIZATION                  Loans          Balance            Balance

Fully Amortizing                    282       32,122,272.28          53.54
Partially Amortizing                230       27,877,849.89          46.46
--------------------------------------------------------------------------------
Total..................             512      $60,000,122.17         100.00%
================================================================================

                                  CREDIT GRADE

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

A+                       256              30,185,675.16        50.31
A                         71               8,573,153.07        14.29
B+                        52               5,714,220.83         9.52
B                         44               5,190,883.36         8.65
C                         62               6,991,562.74        11.65
C-                        27               3,344,627.01         5.57
--------------------------------------------------------------------------
Total...............     512            $ 60,000,122.17       100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.